December 27, 2011

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re: iShares MSCI All Country World Minimum Volatility Index Fund, a series of iShares, Inc. (the “Fund”).

Securities Act File No. 33-97598

Investment Company Act File No. 811-09102

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement, filed on December 6, 2011 for the Fund. The purpose of the filing is to submit the 497(c) filed on December 6, 2011 in XBRL for the Fund.

Any questions or comments on the filing should be directed to the undersigned at (202) 303-1124.

Very truly yours,

/s/ Benjamin J. Haskin
Benjamin J. Haskin

Enclosures